Other revenues (Tables)	12 Months Ended
Dec. 31, 2021
Other revenues
Schedule of other revenues

	2021	2020	2019
Revenues from cards (a)	132,193	75,230	24,610
Foreign exchange revenues	24,667	17,318	5,976
Other operating income	21,226	8,406	9,200
Recovery of charges and expenses	6,021	3,321	3,977
Portability income	5,868	2,347	1,408
Evaluation fees	—	2,307	6,180
Receivable income from securities and credits	106	953	1,492
Total	190,082	109,882	52,843
(a)	Revenue from cards: consists substantially of the result of the commercial agreement between Inter and Mastercard, which offers performance bonuses to Inter as the volume of card issuance increases.

Schedule of other income

	2021	2020	2019
Revenue from sales of investments (a)	—	109,216	—
(a)	On December 2020, this value (R$ 109,216) consists primarily of changes in the fair value of the variable portion of the sale of 40% of the Inter Seguros to Wiz in 2019.